                                                                    Exhibit 99.2

          CERTIFICATION OF ECHELON CORPORATION CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Oliver R. Stanfield, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Echelon Corporation on Form 10-K for the fiscal year ended December 31, 2002 ("the 10-K Report"):

     (a) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in such 10-K Report fairly presents, in all material respects, the financial condition and results of operations of Echelon Corporation.


                                  ECHELON CORPORATION

Date: March 25, 2003           By: /s/ OLIVER R. STANFIELD
                                  ----------------------------------------------
                                  Oliver R. Stanfield,
                                  Executive Vice President Finance and Chief
                                  Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)